UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

August 7, 2025
Date of Report (date of earliest event reported)
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APOGEE ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)
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Minnesota (State or other jurisdiction of incorporation or organization)	0-6365 (Commission File Number)	41-0919654 (I.R.S. Employer Identification Number)
4400 West 78th Street - Suite 520 Minneapolis, Minnesota 55435
(Address of principal executive offices and zip code)
(952) 835-1874
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.33 1/3 Par Value	APOG	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
The Board of Directors (the "Board") of Apogee Enterprises, Inc. (the "Company") has appointed Troy R. Johnson, a long-time senior executive at the Company to serve as President, Architectural Metals, effective as of August 7, 2025. Mr. Johnson succeeds Nicholas C. Longman, who resigned from the position, effective August 7, 2025.
In connection with the foregoing appointment, Mr. Johnson will be entitled to a base salary of $505,050 per year and a grant of $325,000 worth of restricted shares of the Company's common stock based on the closing price of the Company's stock on the grant date. This grant was made by the Compensation Committee of the Board pursuant, and subject, to the Plan and the Company's customary form of restricted share award agreement. Assuming continued employment with the Company, such restricted shares will be subject to a two-year vesting schedule with 100% of the shares vesting on the two-year anniversary of Mr. Johnson's appointment.
Mr. Johnson will continue to participate in the Company's Annual Short-Term Incentive Plan ("STIP"), with a guaranteed payment of at least 100% of his target short-term incentive in each of fiscal years 2026 and 2027, assuming continued employment with the Company and pursuant, and subject to the terms of the STIP.

Item 7.01	Regulations FD Disclosure
A copy of the Company's press release announcing the officer transition has been furnished as Exhibit 99.1 to this Current Report on Form 8-K.
The information in the press release is being furnished, not filed, pursuant to Item 7.01. Accordingly, the information in the press release will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.

99.1	Press release dated August 7, 2025
104	Cover Page interactive Data file (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOGEE ENTERPRISES, INC.

By: /s/ Meghan M. Elliott
Meghan M. Elliott
Chief Legal Officer and Secretary

Date: August 7, 2025